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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              -------------------

                                    Form 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

                          Date of Report: July 2, 1996
                        (Date of earliest event reported)


                      COLLABORATIVE CLINICAL RESEARCH, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


            Ohio                    000-20699                  34-1685364
- ----------------------------    ---------------------    -----------------------
(State or other jurisdiction    (Commission File No.)    (I.R.S. Employer of
  incorporation)                      Number)            Identification Number)


     20600 Chagrin Boulevard, Cleveland, Ohio                    44122
- -----------------------------------------------------    -----------------------
     (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:         (216) 491-9930
                                                           ----------------



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   COLLABORATIVE CLINICAL RESEARCH, INC.



                                   By: /s/ Terry C. Black
                                      --------------------------------
                                      Terry C. Black,
                                      Vice President of Finance, Chief
                                      Financial Officer, Treasurer and
                                      Assistant Secretary

Date:  July 2, 1996



                                Page 1 of 4 Pages
                         Exhibit Index Appears on Page 3

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Item 5.  Other Events
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         On June 28, 1996, Collaborative Clinical Research, Inc. and Integrated
Systems Solutions Corporation, a wholly-owned subsidiary of IBM Corporation, signed an exclusive ten-year technology alliance agreement to develop and market an electronic data collection and project management system for use in clinical trials.
















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                                    EXHIBITS
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Number          Description                                            Page
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
  99            Press Release issued by the Company                      4
                on July 2, 1996
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